SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche High Conviction Global Bond Fund
Pursuant to the Sub-Advisory Agreement with Deutsche Asset Management International GmbH that takes effect on or about December 4, 2017, Bernhard Falk has been appointed as a Portfolio Manager for the fund.
Effective on or about December 4, 2017, the following information replaces the existing similar disclosure under the “MANAGEMENT” section of the fund’s summary prospectus.
Portfolio Manager(s)
Rahmila Nadi, Assistant Vice President. Lead Portfolio Manager of the fund. Began managing the fund in 2013.
Bernhard Falk, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Please Retain This Supplement for Future Reference
December 4, 2017
PROSTKR-990